SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 03/25/97
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                  (Registrant)

Date:  03/25/97

  By:
  Name:David Shepherd
Title: Assistant Secretary

State Street Bank and Trust Company
as Trustee

J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1996-C2
B193
Trustee's Report to Certificateholders         Payment Date:  March 25, 1997

                                                                                         Ending
           Certificate           Interest          Principal          Interest           Balance
Class      Rate                  Type              Distribution       Distribution       Factor
Regular
A          0.064700              Fixed             52.98650           5.61863            0.92808
AX*        0.021679              Variable          0.00000            3.01293            0.92808
B          0.068000              Fixed             0.00000            5.68880            1.00000
C          0.070000              Fixed             0.00000            5.85612            1.00000
D          0.073000              Fiixed            0.00000            6.10710            1.00000
DX*        0.016046              Variable          0.00000            1.34237            1.00000
E          0.086379              Variable          0.00000            7.22638            1.00000
F          0.086379              Variable          0.00000            7.22638            1.00000
G          0.086379              Variable          0.00000            7.22638            1.00000
NR         0.086379              Variable          0.00000            7.22638            1.00000
R-I        0.000000              N/A               0.00000            0.00000            0.00000
R-II       0.000000              N/A               0.00000            0.00000            0.00000
R-III      0.000000              N/A               0.00000            0.00000            0.00000

Class DX Components
DX-B*      0.018379              Variable          0.00000            11.27937           1.00000
DX-C*      0.016379              Variable          0.00000            10.05196           1.00000
DX-D*      0.013379              Variable          0.00000            8.21084            1.00000
* Notional Class




Payment Summary
         Principal       Principal    Interest      Interest       Total
Class    Payable         Adjustments  Payable       Adjustments    Payable
Regular
A        10,976,737.35   0.00         1,095,789.96  68,170.66      12,140,697.97
AX*      0.00            0.00         367,167.71    256,993.96     624,161.67
B        0.00            0.00         94,945.00     370.91         95,315.91
C        0.00            0.00         97,737.50     381.82         98,119.32
D        0.00            0.00         101,926.25    398.18         102,324.43
DX*      0.00            0.00         67,211.75     262.57         67,474.32
E        0.00            0.00         180,921.05    706.78         181,627.83
F        0.00            0.00         16,440.82     64.23          16,505.05
G        0.00            0.00         76,747.84     299.82         77,047.66
NR       0.00            0.00         65,817.36     257.12         66,074.48
R-I      0.00            0.00         0.00          0.00           0.00
R-II     0.00            0.00         0.00          0.00           0.00
R-III    0.00            0.00         0.00          0.00           0.00

Total    10,976,737.35   0.00         2,164,705.24  327,906.05     13,469,348.64

Class DX Components
DX-B*    0.00            0.00         25,661.83     100.25         25,762.08
DX-C*    0.00            0.00         22,869.33     89.34          22,958.67
DX-D*    0.00            0.00         18,680.58     72.98          18,753.56
* Notional Class





Advances
Current Period Principal Advance                    4,233.24
Current Period Interest Advance                     34,772.88

Cumulative Principal Advance                        5,541.41
Cumulative Interest Advance                         45,428.84

Current Service Advance                             0.00
Cumulative Service Advance                          0.00

Primary Servicing Fee                               31,325.55
Master Servicing Fee                                12,530.26
Special Servicing Fee                               0.00


Principal Distribution Detail
           Beginning        Principal      Realized    Principal   Net Principal    Ending
Class      Balance          Payable        Loss        Adjustment  Payments         Balance
A          203,237,705.71   10,976,737.35  0.00        0.00        10,976,737.35    192,260,968.36
AX*        203,237,705.71   0.00           0.00        0.00        0.00             192,260,968.36
B          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
C          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
D          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX*        50,265,000.00    0.00           0.00        0.00        0.00             50,265,000.00
E          25,134,000.00    0.00           0.00        0.00        0.00             25,134,000.00
F          2,284,000.00     0.00           0.00        0.00        0.00             2,284,000.00
G          10,662,000.00    0.00           0.00        0.00        0.00             10,662,000.00
NR         9,143,511.00     0.00           0.00        0.00        0.00             9,143,511.00
R-I        0.00             0.00           0.00        0.00        0.00             0.00
R-II       0.00             0.00           0.00        0.00        0.00             0.00
R-III      0.00             0.00           0.00        0.00        0.00             0.00

Total      300,726,216.71   10,976,737.35  0.00        0.00        10,976,737.35    289,749,479.36

Class DX Components
DX-B*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX-C*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX-D*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
* Notional Class



Interest Distribution Detail
         Accrued        CVA              Prepayment  Prior Unpaid Current Unpaid   Interest          Net
Class    Interest       Interest Amount  Premium     Int Amt      Interest         Adjustment        Interest
A        1,095,789.96   0.00             63,889.90   0.00         0.00             4,280.76          1,163,960.62
AX*      367,167.71     0.00             255,559.60  0.00         0.00             1,434.36          624,161.67
B        94,945.00      0.00             0.00        0.00         0.00             370.91            95,315.91
C        97,737.50      0.00             0.00        0.00         0.00             381.82            98,119.32
D        101,926.25     0.00             0.00        0.00         0.00             398.18            102,324.43
DX*      67,211.75      0.00             0.00        0.00         0.00             262.57            67,474.32
E        180,921.05     0.00             0.00        0.00         0.00             706.78            181,627.83
F        16,440.82      0.00             0.00        0.00         0.00             64.23             16,505.05
G        76,747.84      0.00             0.00        0.00         0.00             299.82            77,047.66
NR       65,817.36      0.00             0.00        0.00         0.00             257.12            66,074.48
R-I      0.00           0.00             0.00        0.00         0.00             0.00              0.00
R-II     0.00           0.00             0.00        0.00         0.00             0.00              0.00
R-III    0.00           0.00             0.00        0.00         0.00             0.00              0.00

Total    2,164,705.24   0.00             319,449.50  0.00         0.00             8,456.55          2,492,611.29

Class DX Components
DX-B*    25,661.83      0.00             0.00        0.00         0.00             100.25            25,762.08
DX-C*    22,869.33      0.00             0.00        0.00         0.00             89.34             22,958.67
DX-D*    18,680.58      0.00             0.00        0.00         0.00             72.98             18,753.56
* Notional Class


